UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-5340

Name of Registrant:	Vanguard New Jersey Tax-Free Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2003 - November 30, 2004

Item 1:	Reports to Shareholders

Vanguard® New Jersey Tax-Exempt Funds
November 30, 2004

CONTENTS
1	LETTER FROM THE CHAIRMAN
6	REPORT FROM THE ADVISOR
9	FUND PROFILES
10	GLOSSARY OF INVESTMENT TERMS
11	PERFORMANCE SUMMARIES
13	ABOUT YOUR FUND'S EXPENSES
15	FINANCIAL STATEMENTS
38	ADVANTAGES OF VANGUARD.COM

SUMMARY
•	During the 2004 fiscal year, interest rates dipped, rose, and dipped again in a climate of economic uncertainty.
•	The Vanguard New Jersey Tax-Exempt Funds generated returns consistent with their investment focus.
•	Both funds topped the average returns of competing funds.

VANGUARD'S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:
•	Put your interests first at all times.
•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
•	Communicate candidly not only about the rewards of investing but also about the risks and costs.
•	Maintain highly effective controls to safeguard your assets and protect your confidential information.
•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

During the 12 months ended November 30, 2004, longer-term interest rates moved down, then up, eventually settling near their levels at the start of the period. Shorter-term interest rates, on the other hand, rose sharply. In this volatile environment, the Investor Shares of Vanguard New Jersey Long-Term Tax-Exempt Fund produced a 3.3% return, superior to the average return of competing funds. (The Admiral Shares returned 3.4%.) The Tax-Exempt Money Market Fund returned 1.0% while preserving a net asset value of $1 per share, as is expected but not guaranteed.

2004 Total Returns	Fiscal Year Ended November 30

Vanguard New Jersey
Tax-Exempt Money Market Fund	1.0%
SEC 7-Day Annualized Yield: 1.55%
Taxable-Equivalent Yield: 2.55%*
Average New Jersey Tax-Exempt
Money Market Fund**	0.5

Vanguard New Jersey
Long-Term Tax-Exempt Fund
Investor Shares	3.3%
SEC 30-Day Annualized Yield: 3.54%
Taxable-Equivalent Yield: 5.82%*
Admiral Shares	3.4
SEC 30-Day Annualized Yield: 3.59%
Taxable-Equivalent Yield: 5.90%*
Lehman 10 Year Municipal Bond Index	4.0
Average New Jersey Municipal Debt Fund**	3.1
Lehman Municipal Bond Index	4.1

*	This calculation, which assumes a typical itemized tax return, is based on the maximum federal income tax rate of 35.0% and the maximum State of New Jersey income tax rate. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.
**	Derived from data provided by Lipper Inc.

The table at left presents the total returns of the New Jersey Tax-Exempt Funds and their comparative standards. We also display the funds’ yields on November 30, as well as their taxable-equivalent yields. The taxable-equivalent yields can be used to compare the yields of tax-exempt securities with those of fully taxable bonds. These calculations assume that an investor is subject to the highest federal and state income tax rates.

Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Please see the table on page 5 for details of the funds’ net asset values at the start and the end of the period and their per-share distributions during the fiscal year.

DEFYING EXPECTATIONS, LONGER-TERM YIELDS FINISHED WHERE THEY STARTED

As the fiscal year began, many investors and analysts expected a sharp rise in bond yields from a combination of an improving economy, rising corporate profits, and the Federal Reserve Board’s anticipated return to its traditional role of fighting inflation. However, that steep increase never fully materialized during the period, at least not at the longer end of the maturity spectrum.

Initially, bond prices rose and yields fell through March; then the trend sharply reversed, and ultimately yields settled back to roughly where they began. At fiscal year-end, the yield of the 10-year U.S. Treasury note was 4.35%, only 2 basis points (0.02 percentage point) higher than at the start of the period. Mixed signals contributed to bonds’ volatility, including a less-than-robust rate of job growth, record high prices for crude oil, and continuing problems in Iraq and elsewhere. All such factors can alter investors’ perception of bonds’ attractiveness relative to other investment alternatives.

Market Barometer	Average Annual Total Returns Periods Ended November 30, 2004
	One Year	Three Years	Five Years

Bonds
Lehman Aggregate Bond Index	4.4%	5.6%	7.4%
(Broad taxable market)
Lehman Municipal Bond Index	4.1	5.7	6.8
Citigroup 3-Month Treasury Bill Index	1.2	1.3	2.8

Stocks
Russell 1000 Index (Large-caps)	12.7%	3.4%	-1.3%
Russell 2000 Index (Small-caps)	17.3	12.6	8.3
Dow Jones Wilshire 5000 Index	13.6	4.8	-0.7
(Entire market)
MSCI All Country World Index
ex USA (International)	25.2	12.5	1.0

CPI
Consumer Price Index	3.5%	2.5%	2.6%

Yields of fixed income securities at the shorter end of the maturity spectrum, which are usually more strongly affected by the Fed’s interest rate moves, did rise significantly during the 12 months, a period in which the Fed doubled the target federal funds rate to 2.00% through four quarter-point increases. The yield of the 3-month Treasury bill, a proxy for money market yields, rose from 0.93% to 2.22% over the fiscal year.

Overall, the taxable investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 4.4%. The Lehman Municipal Bond Index returned 4.1%. Corporate bonds, particularly those from below-investment-grade issuers, generally did better than government securities. The Lehman High Yield Index returned 12.0%.

STOCKS ENDED ON A STRONG NOTE

Stock investors received an early holiday gift: A surge in equity prices in November served as a nice bookend to a market rally at the start of the fiscal year, more than offsetting a general decline in the middle. The broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 13.6% for the full 12 months.

The gains were broadly based, with the largest advances made by energy- related stocks. Generally, small-capitalization stocks outpaced large-caps, and value stocks—whose prices are considered low relative to earnings, book value, and other measures—outperformed their growth counterparts.

Markets overseas, particularly emerging markets, outpaced the U.S. market even without taking into account the effect of currency exchanges. The burgeoning trade and federal budget deficits were factors in the continued fall in the value of the U.S. dollar relative to most other major currencies. The weak dollar added several percentage points to returns from foreign investments for U.S.-based investors.

INTEREST RATES SEESAWED

The New Jersey Long-Term Tax-Exempt Fund was positioned effectively for the volatile interest-rate environment. The advisor, Vanguard Fixed Income Group, kept the fund’s duration (a measure of sensitivity to interest rates) at the low end of its typical range during the first half of the fiscal year, providing some protection from rising rates. During the second half, the advisor allowed the portfolio’s duration to drift back to the neutral range, moderating the defensive posture as bond prices rallied.

The 12-month total return of 3.3% for the fund’s Investor Shares exceeded the average return of competing funds, reflecting both the advisor’s skill and the return-enhancing benefit of Vanguard’s low expense ratios. (Please see page 13 for more information about costs.)

A less visible benefit of our cost advantage is that the advisor can deliver competitive returns without sacrificing portfolio quality or taking undue risks in hopes of making up for the higher costs.

Among shorter-term securities, interest rates moved steadily higher, which was good news for the New Jersey Tax-Exempt Money Market Fund. At the start of the fiscal year, the fund yielded 0.88%. By year-end, the yield was a still modest, but much improved, 1.55%. The fund’s 12-month total return of 1.0% exceeded the average result for its peer group, again a testament to the advisor’s skill and Vanguard’s cost advantage.

SKILL, DISCIPLINE, AND LOW COSTS HAVE ENHANCED LONGER-TERM RETURNS

The same strategies that produced strong relative returns during the past 12 months—disciplined duration management, an emphasis on high-quality securities, and low costs—have contributed to the New Jersey Tax-Exempt Funds’ excellent long-term results.

The table below presents the ten-year annualized returns of the Money Market and Long-Term Funds together with the average results for their respective peer groups over the period. We also show the growth of a hypothetical initial investment of $10,000 in each over the ten years. In both cases, the Vanguard funds created more wealth for shareholders than the comparative standards.

DIFFERENT QUESTIONS, FAMILIAR ANSWERS

As we look back at the past 12 months, each asset class has seemed to represent a constantly changing combination of risk and opportunity. Are interest rates at a transient low or a long-term plateau? Are stock valuations stretched or consistent with corporate fundamentals? In other words, it has been just like every other year. Our recommendation now, just as it has been during periods of more extreme stock and bond

Total Returns	Ten Years Ended November 30, 2004

	Average Annual Return		Final Value of a $10,000 Initial Investment*
New Jersey Tax-Exempt Fund	Vanguard Fund	Average Competing Fund	Vanguard Fund	Average Competing Fund	Vanguard Advantage™

Money Market	2.6%	2.2%	$12,901	$12,440	$461
Long-Term Investor Shares	7.0	6.0	19,603	17,972	1,631

* Assuming reinvestment of all income dividends and capital gains distributions.

market performance, is to hold a diversified mix of stock, bond, and money market funds, allocated according to your unique circumstances. The lack of variety in our counsel does not reflect a lack of imagination. Rather, it reflects our recognition that balance and diversification give you the best chance of reaching your financial goals.

Vanguard provides a number of tools that can help you select, establish, and monitor an asset mix that meets your own needs. If you haven’t done so already, I encourage you to visit Vanguard.com to explore some of these resources.

Thank you for entrusting us with your assets.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

DECEMBER 21, 2004

Your Fund's Performance at a Glance		November 30, 2003-November 30, 2004
			Distributions Per Share
New Jersey Tax-Exempt Fund	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Money Market	$1.00	$1.00	$0.010	$0.000

Long-Term
Investor Shares	$12.27	$12.04	$0.548	$0.081
Admiral Shares	12.27	12.04	0.554	0.081

REPORT FROM THE ADVISOR

Interest rates were volatile throughout the 2004 fiscal year, hitting a low early in March, rising markedly during the summer, and then declining again at the period’s close. The New Jersey Long-Term Tax-Exempt Fund’s Investor Shares performed well in this unsettled environment, exceeding the average return of competing funds. The 1.0% return of the New Jersey Tax-Exempt Money Market Fund also topped the average return of its peer group.

ECONOMY EXPANDED SOLIDLY

Over the 12 months ended November 30, the economy expanded at a solid rate of 4.0%, near a level last seen in the late 1990s. Growth in consumer spending and business investment drove much of the increase, even as the recent run-up in oil prices put pressure on consumer and corporate cash flow. The current-account deficit (which includes the trade deficit) remained at a record high 5.6% of gross domestic product.

Although payrolls expanded along with the economy, job growth slowed in the third quarter of calendar 2004, falling below the rate considered sufficient to reduce the level of unemployment over time. The U.S. unemployment rate nevertheless stood at 5.4% in November, a low level by historical norms. As our fiscal year ended, most leading indicators suggested that labor market conditions remained promising for increased hiring.

Investment Philosophy

The advisor believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a relatively high level of current income that is exempt from federal and New Jersey income taxes by investing in high-quality securities issued by New Jersey state, county, and municipal governments.

Despite rising oil prices, various inflationary measures decelerated in the third calendar quarter, remaining near historical lows. Economic data generally appeared to confirm the Federal Reserve Board’s view that the acceleration in inflation witnessed earlier in 2004 was “temporary.” Indeed, Fed officials reiterated that longer-term inflation expectations were low and stable.

During the fiscal year, the Fed’s Open Market Committee (FOMC) raised short-term interest rates four times. By the end of November, the target federal funds rate stood at 2.0%. The FOMC has repeatedly signaled its intention to raise rates further in order to remove its considerable monetary accommodation (i.e., a negative inflation-adjusted federal funds rate), although it has noted that future decisions are contingent on the strength of economic data.

MUNICIPAL BONDS TRAILED TREASURIES

During the fiscal year, the yields of U.S. Treasury bonds with maturities of more than 10 years were generally stable. (The yield of the 30-year bond actually fell.) The picture was very different for shorter maturities, as the Fed’s actions placed upward pressure on yields.

In the municipal bond market, yields crept higher among long-maturity bonds and rose more sharply among short-term securities, causing the municipal market to underperform the Treasury market except among the very shortest maturities. As of November 30, the ratios of municipal bond yields to the yields of Treasury bonds of comparable maturity were roughly at the midpoint of their 12-month highs and lows. A 10-year AAA general obligation tax-exempt bond yielded about 84% of its U.S. Treasury counterpart, suggesting that municipal bonds offered attractive after-tax yields relative to Treasuries.

Yields of Municipal Bonds
(AAA-Rated General-Obligation Issues)
Maturity	Nov. 30, 2003	Nov. 30, 2004	Change (basis points)

2 years	1.40%	2.19%	+79
5 years	2.39	2.85	+46
10 years	3.55	3.66	+11
30 years	4.72	4.76	+4

Source: The Vanguard Group

Yields of U.S. Treasury Securities
Maturity	Nov. 30, 2003	Nov. 30, 2004	Change (basis points)

2 years	2.04%	3.00%	+96
5 years	3.35	3.69	+34
10 years	4.33	4.35	+2
30 years	5.13	5.00	-13

Source: The Vanguard Group

The supply of municipal bonds nationally declined 12.8% during the fiscal year, though issuance rates remained above longer-term trends. If interest rates continue to rise, issuance could decline further—generally a positive development for municipal bond investors.

During the year, New Jersey officials and lawmakers balanced a difficult budget shortfall with increased income taxes for wealthy residents and the securitization of some state assets. That left a structural budget gap in existence for the state’s 2005 fiscal year. The August announcement of Governor James E. McGreevey’s resignation, which took effect in mid-November, resulted in a period of fiscal uncertainty. As calendar 2004 neared a close, the state’s financial flexibility remained very limited, although New Jersey’s economy was benefiting from the nationwide economic recovery.

THE VANGUARD FUNDS EMPHASIZED RISK CONTROL AND QUALITY

Throughout the fiscal year, the Vanguard New Jersey Tax-Exempt Funds maintained their emphasis on the market’s high-quality securities. At the start of the period, the Long-Term Tax-Exempt Fund’s duration was near the short end of its typical range, moderating the fund’s interest-rate sensitivity. As the year progressed, we allowed the duration to drift back toward a neutral stance.

A key reason for the funds’ strong results, both recently and over the long term, is the combination of conservative portfolio management with low operating costs, which reduces the need to take unnecessary risks in pursuit of return. Vanguard’s expense advantage is important in any market environment, but it’s especially critical in the current environment of low yields.

Robert F. Auwaerter, PRINCIPAL

Christopher M. Ryon, PRINCIPAL

Pamela Wisehaupt Tynan, PRINCIPAL

John M. Carbone, PRINCIPAL

VANGUARD FIXED INCOME GROUP

DECEMBER 23, 2004

As of 11/30/2004	FUND PROFILES
These Profiles provide snapshots of each fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.

NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
Financial Attributes
Yield	1.6%
Average Weighted Maturity	34 days
Average Quality*	MIG-1
Expense Ratio	0.13%

NEW JERSEY LONG-TERM TAX-EXEMPT FUND
Financial Attributes
	Fund	Comparative Index**	Broad Index†

Number of Issues	338	9,147	49,414
Yield		—	—
Investor Shares	3.5%
Admiral Shares	3.6%
Yield to Maturity	3.8%††	3.7%	3.8%
Average Coupon	4.7%	5.2%	5.1%
Average Effective Maturity	8.1 years	7.1 years	7.1 years
Average Quality	AAA	AA+	AA+
Average Duration	6.3 years	5.8 years	5.5 years
Expense Ratio		—	—
Investor Shares	0.14%
Admiral Shares	0.09%
Short-Term Reserves	6%	—	—

Volatility Measures
	Fund	Comparative Index**	Fund	Broad Index†

R-Squared	0.99	1.00	0.98	1.00
Beta	0.96	1.00	1.10	1.00

Distribution by Maturity (% of portfolio)
Under 1 Year	8%
1-5 Years	24
5-10 Years	43
10-20 Years	21
20-30 Years	4

Total	100%

Distribution by Credit Quality (% of portfolio)
MIG-1/A-1+/SP-1+/F-1+	82%
P-1/A-1/SP-1/F-1	18

Total	100%

Ratings: Moody's Investors Service,
Standard & Poor's, Fitch

Distribution by Credit Quality (% of portfolio)
AAA	86%
AA	8
A	4
BBB	2

Total	100%

Investment Focus

*	Moody's Investors Service.	Visit our website at Vanguard.com
**	Lehman 10 Year Municipal Bond Index.	for regularly updated fund information.
†	Lehman Municipal Bond Index.
††	Before expenses.

GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

As of 11/30/2004	PERFORMANCE SUMMARIES

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the New Jersey Tax-Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The annualized yield shown for this fund reflects current earnings more closely than do the average annual returns. For bond funds, both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

NEW JERSEY TAX-EXEMPT MONEY MARKET FUND

Cumulative Performance November 30, 1994–November 30, 2004

	Average Annual Total Returns Periods Ended November 30, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

New Jersey Tax-Exempt Money Market Fund	1.03%	1.93%	2.58%	$12,901
Average New Jersey Tax-Exempt Money Market Fund*	0.54	1.53	2.21	12,440

Fiscal-Year Total Returns (%) November 30, 1994-November 30, 2004

	New Jersey Tax-Exempt Money Market Fund	Average Fund*		New Jersey Tax-Exempt Money Market Fund	Average Fund*
Fiscal Year	Total Return	Total Return	Fiscal Year	Total Return	Total Return

1995	3.6%	3.3%	2000	3.7%	3.4%
1996	3.2	2.9	2001	2.8	2.4
1997	3.3	3.0	2002	1.3	0.9
1998	3.2	2.8	2003	0.9	0.5
1999	2.9	2.5	2004	1.0	0.5

			SEC 7-Day Annualized Yield (11/30/2004): 1.55%

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

New Jersey Tax-Exempt
Money Market Fund	2/3/1988	0.91%	1.98%	0.00%	2.61%	2.61%

*	Returns for the Average New Jersey Tax-Exempt Money Market Fund are derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 32 for dividend information.

PERFORMANCE SUMMARIES (CONTINUED)

NEW JERSEY LONG-TERM TAX-EXEMPT FUND

Cumulative Performance November 30, 1994–November 30, 2004

	Average Annual Total Returns Periods Ended November 30, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

New Jersey Long-Term Tax-Exempt Fund Investor Shares	3.33%	6.72%	6.96%	$19,603
Lehman Municipal Bond Index	4.07	6.78	7.16	19,969
Lehman 10 Year Municipal Bond Index	4.03	6.68	7.15	19,947
Average New Jersey Municipal Debt Fund*	3.12	5.72	6.04	17,972

	One Year	Since Inception**	Final Value of a $250,000 Investment

New Jersey Long-Term Tax-Exempt Fund Admiral Shares	3.39%	5.85%	$305,889
Lehman Municipal Bond Index	4.07	6.02	307,673
Lehman 10 Year Municipal Bond Index	4.03	6.06	308,044

Fiscal-Year Total Returns (%) November 30, 1994–November 30, 2004

	New Jersey Long-Term Tax-Exempt Fund Investor Shares			Lehman†		New Jersey Long-Term Tax-Exempt Fund Investor Shares			Lehman†
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1995	13.3%	6.4%	19.7%	18.6%	2000	2.9%	5.7%	8.6%	7.7%
1996	-0.7	5.4	4.7	5.7	2001	3.4	5.2	8.6	8.2
1997	1.0	5.4	6.4	7.1	2002	1.5	4.9	6.4	6.7
1998	2.3	5.3	7.6	8.1	2003	2.1	4.7	6.8	6.9
1999	-6.2	4.9	-1.3	-0.4	2004	-1.2	4.5	3.3	4.0

Average Annual Total Returns for periods ended September 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

New Jersey Long-Term Tax-Exempt Fund
Investor Shares	2/3/1988	4.10%	6.79%	1.33%	5.23%	6.56%
Admiral Shares	5/14/2001	4.15	6.25**	—	—	—

*	Derived from data provided by Lipper Inc.
**	Returns since inception on May 14, 2001.
†	Lehman 10 Year Municipal Bond Index.
Note: See Financial Highlights tables on page 33 for dividend and capital gains information.

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended November 30, 2004
New Jersey Tax-Exempt Fund	Beginning Account Value May 31, 2004	Ending Account Value Nov. 30, 2004	Expenses Paid During Period*
Based on Actual Fund Return
Money Market	$1,000.00	$1,006.02	$0.55
Long-Term
Investor Shares	1,000.00	1,037.54	0.66
Admiral Shares	1,000.00	1,037.80	0.41

Based on Hypothetical 5% Yearly Return
Money Market	$1,000.00	$1,024.45	$0.56
Long-Term
Investor Shares	1,000.00	1,024.35	0.66
Admiral Shares	1,000.00	1,024.60	0.40

*	The calculations are based on expenses incurred in the most recent six-month period. The funds' annualized six-month expense ratios for that period are: for the New Jersey Tax-Exempt Money Market Fund, 0.11%; for the New Jersey Long-Term Tax-Exempt Fund, 0.13% for Investor Shares and .08% for Admiral Shares. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Expense Ratios:
Your fund compared with its peer group
New Jersey Tax-Exempt Fund	Investor Shares	Admiral Shares	Peer Group*

Money Market	0.13%	—	0.69%
Long-Term	0.14	0.09%	1.08

*	Peer-groups are: for the New Jersey Tax-Exempt Money Market Fund, the Average New Jersey Tax-Exempt Money Market Fund, and for the New Jersey Long-Term Tax-Exempt Fund, the Average New Jersey Municipal Debt Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2003.

Note that the expenses shown in the table on page 13 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

As of 11/30/2004	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund’s municipal bond holdings, including each security’s market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

New Jersey Tax-Exempt Money Market Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
MUNICIPAL BONDS (99.4%)

Brick Township NJ BAN	2.00%	2/11/2005		$ 1	$ 1
Bridgewater Township NJ BAN	3.00%	10/6/2005		9,630	9,736
Burlington County NJ BAN	2.50%	1/18/2005		8,199	8,207
Delaware River & Bay Auth. New Jersey Rev. VRDO	1.63%	12/7/2004	(2)	12,200	12,200
Essex County NJ Improvement Auth. Lease Rev. TOB VRDO	1.72%	12/7/2004	(1)*	7,500	7,500
Essex County NJ Improvement Auth. Rev
(Pooled Govt. Loan) VRDO	1.63%	12/7/2004	LOC	40,350	40,350
Gloucester County NJ BAN	3.25%	10/25/2005		11,500	11,647
Gloucester County NJ PCR
(Mobil Oil Refining Corp.) VRDO	1.50%	12/1/2004		29,750	29,750
Hopewell Township NJ BAN	3.00%	11/18/2005		18,117	18,297
Middlesex County NJ BAN	2.75%	6/22/2005		44,500	44,786
Monmouth County NJ Improvement Auth. Rev
(Pooled Govt. Loan) VRDO	1.57%	12/7/2004	LOC	57,865	57,865
Montclair Township NJ BAN	2.75%	5/27/2005		13,612	13,665
Montclair Township NJ BAN	3.00%	5/27/2005		5,847	5,877
Moorestown Township NJ BAN	3.00%	5/27/2005		12,775	12,863
Morris County NJ BAN	2.50%	6/21/2005		8,150	8,192

New Jersey Tax-Exempt Money Market Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
Mount Laurel Township NJ BAN	3.00%	5/27/2005		$ 7,467	$ 7,504
New Jersey Building Auth. Rev. TOB VRDO	1.68%	12/7/2004	(1)*	42,415	42,415
New Jersey COP TOB VRDO	1.72%	12/7/2004	(2)*	10,395	10,395
New Jersey Econ. Dev. Auth. Market Transition
Fac. Rev. TOB VRDO	1.70%	12/7/2004	(1)*	2,555	2,555
New Jersey Econ. Dev. Auth. Rev
(Bennedictine Abbey Newark) VRDO	1.60%	12/7/2004	LOC	19,000	19,000
New Jersey Econ. Dev. Auth. Rev
(Bennedictine Abbey Newark) VRDO	1.60%	12/7/2004	LOC	8,925	8,925
New Jersey Econ. Dev. Auth. Rev
(Columbia Univ. Project) CP	1.82%	3/10/2005		8,175	8,175
New Jersey Econ. Dev. Auth. Rev
(Hamilton YMCA) VRDO	1.69%	12/7/2004	LOC	5,305	5,305
New Jersey Econ. Dev. Auth. Rev
(Hoffman-La Roche) VRDO	1.62%	12/1/2004	LOC	17,500	17,500
New Jersey Econ. Dev. Auth. Rev
(Jewish Community Center) VRDO	1.63%	12/7/2004	LOC	6,000	6,000
New Jersey Econ. Dev. Auth. Rev
(Lawrenceville School Project) VRDO	1.50%	12/1/2004		22,400	22,400
New Jersey Econ. Dev. Auth. Rev
(Lawrenceville School Project) VRDO	1.57%	12/1/2004		9,000	9,000
New Jersey Econ. Dev. Auth. Rev
(Logan Project) CP	1.76%	12/10/2004	LOC	5,000	5,000
New Jersey Econ. Dev. Auth. Rev
(Logan Project) CP	1.88%	1/3/2005	LOC	50,000	50,000
New Jersey Econ. Dev. Auth. Rev
(Motor Vehicle Comm.) TOB VRDO	1.68%	12/7/2004	(1)*	15,740	15,740
New Jersey Econ. Dev. Auth. Rev
(Motor Vehicle Comm.) TOB VRDO	1.69%	12/7/2004	(1)*	9,460	9,460
New Jersey Econ. Dev. Auth. Rev
(Motor Vehicle Comm.) TOB VRDO	1.69%	12/7/2004	(1)*	6,075	6,075
New Jersey Econ. Dev. Auth. Rev
(Motor Vehicle Comm.) TOB VRDO	1.70%	12/7/2004	(1)*	8,000	8,000
New Jersey Econ. Dev. Auth. Rev
(Peddie School Project) VRDO	1.63%	12/7/2004		6,725	6,725
New Jersey Econ. Dev. Auth. Rev
(Peddie School Project) VRDO	1.64%	12/7/2004		4,100	4,100
New Jersey Econ. Dev. Auth. Rev
(Peddie School Project) VRDO	1.64%	12/7/2004		7,900	7,900
New Jersey Econ. Dev. Auth. Rev. (Russell Berrie) VRDO	1.69%	12/7/2004	LOC	7,000	7,000
New Jersey Econ. Dev. Auth. Rev. (School Fac.) TOB VRDO	1.68%	12/7/2004	(3)*	9,720	9,720
New Jersey Econ. Dev. Auth. Rev. (School Fac.) TOB VRDO	1.70%	12/7/2004	(3)*	39,440	39,440
New Jersey Econ. Dev. Auth. Rev. (School Fac.) TOB VRDO	1.70%	12/7/2004	(2	5,375	5,375
New Jersey Econ. Dev. Auth. Rev. (School Fac.) TOB VRDO	1.70%	12/7/2004	(2)*	11,385	11,385
New Jersey Econ. Dev. Auth. Rev. (School Fac.) TOB VRDO	1.70%	12/7/2004	(3)*	5,195	5,195
New Jersey Econ. Dev. Auth. Rev
(Transp. Project) TOB VRDO	1.69%	12/7/2004	(4)*	7,465	7,465
New Jersey Econ. Dev. Auth. Rev
(United States Golf Association) VRDO	1.64%	12/7/2004	LOC	5,500	5,500
New Jersey Econ. Dev. Auth. Rev. PCR (Exxon) VRDO	1.54%	12/1/2004		2,300	2,300

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
New Jersey Econ. Dev. Auth. Water Fac. Rev
(New Jersey Water Co. Project) TOB VRDO	1.72%	12/7/2004	(3)*	$ 4,850	$ 4,850
New Jersey Econ. Dev. Auth. Water Fac. Rev
(United Water Co.) VRDO	1.65%	12/1/2004	(2)	45,050	45,050
New Jersey Econ. Dev. Auth. Water Fac. Rev
(United Water Co.) VRDO	1.79%	12/1/2004	(2)	12,000	12,000
New Jersey Educ. Fac. Auth. Rev
(College of New Jersey) VRDO	1.64%	12/7/2004	(2)	32,100	32,100
New Jersey Educ. Fac. Auth. Rev
(Institute for Defense Analyses) VRDO	1.67%	12/7/2004	(2)	13,220	13,220
New Jersey Educ. Fac. Auth. Rev
(Princeton Univ.)	3.00%	7/1/2005		3,600	3,632
New Jersey Educ. Fac. Auth. Rev
(Princeton Univ.) TOB VRDO	1.70%	12/7/2004	*	5,000	5,000
New Jersey Educ. Fac. Auth. Rev
(Princeton Univ.) VRDO	1.52%	12/1/2004		65,780	65,780
New Jersey Educ. Fac. Auth. Rev
(Princeton Univ.) VRDO	1.55%	12/1/2004		8,555	8,555
New Jersey Educ. Fac. Auth. Rev
(Princeton Univ.) VRDO	1.72%	12/1/2004		13,500	13,500
New Jersey GO TOB VRDO	1.70%	12/7/2004	*	24,200	24,200
New Jersey GO TOB VRDO	1.70%	12/7/2004	(3)*	33,245	33,245
New Jersey GO TOB VRDO	1.72%	12/7/2004	*	25,000	25,000
New Jersey Health Care Fac. Financing Auth. Rev
(Robert Wood Johnson Univ.) VRDO	1.64%	12/7/2004	LOC	31,750	31,750
New Jersey Health Care Fac. Financing Auth. Rev
TOB VRDO	1.69%	12/7/2004	(2)*	10,500	10,500
New Jersey Health Care Fac. Financing Auth. Rev
(Capital Health Systems Obligated Group) VRDO	1.64%	12/7/2004	LOC	20,560	20,560
New Jersey Health Care Fac. Financing Auth. Rev
(Holy Name Hosp.) VRDO	1.64%	12/7/2004	LOC	6,700	6,700
New Jersey Health Care Fac. Financing Auth. Rev
(Hosp. Capital Asset Pooled Program) VRDO	1.59%	12/7/2004	LOC	19,850	19,850
New Jersey Health Care Fac. Financing Auth. Rev
(Hosp. Capital Asset Pooled Program) VRDO	1.59%	12/7/2004	LOC	21,600	21,600
New Jersey Health Care Fac. Financing Auth. Rev
(Hosp. Capital Asset Pooled Program) VRDO	1.59%	12/7/2004	LOC	24,500	24,500
New Jersey Health Care Fac. Financing Auth. Rev
(Hosp. Capital Asset Pooled Program) VRDO	1.59%	12/7/2004	LOC	13,200	13,200
New Jersey Health Care Fac. Financing Auth. Rev
(Meridian Health Systems) VRDO	1.56%	12/7/2004	LOC	23,000	23,000
New Jersey Health Care Fac. Financing Auth. Rev
(Meridian Health Systems) VRDO	1.58%	12/7/2004	LOC	7,600	7,600
New Jersey Health Care Fac. Financing Auth. Rev
(Robert Wood Johnson) VRDO	1.64%	12/7/2004	LOC	17,600	17,600
New Jersey Health Care Fac. Financing Auth. Rev
(Virtua Health) VRDO	1.64%	12/7/2004	LOC	10,400	10,400
New Jersey Housing & Mortgage Finance Agency
Multi-Family Housing Rev. TOB VRDO	1.71%	12/7/2004	*	15,915	15,915
New Jersey Housing & Mortgage Finance Agency Rev
TOB VRDO	1.72%	12/7/2004	(1)*	3,350	3,350

New Jersey Tax-Exempt Money Market Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
New Jersey Housing & Mortgage Finance Agency Rev
VRDO	1.66%	12/7/2004		$ 10,000	$ 10,000
New Jersey Housing & Mortgage Finance Agency Rev
VRDO	1.72%	12/7/2004		10,000	10,000
New Jersey Sports & Exposition Auth. Rev
(Convention Center Luxury Tax) TOB VRDO	1.69%	12/7/2004	(1)*	6,950	6,950
New Jersey Sports & Exposition Auth. Rev
(Convention Center Luxury Tax) TOB VRDO	1.69%	12/7/2004	(1)*	5,345	5,345
New Jersey Sports & Exposition Auth. Rev. VRDO	1.60%	12/7/2004	(1)	15,835	15,835
New Jersey TRAN	3.00%	6/24/2005		13,390	13,502
New Jersey Transp. Trust Fund Auth. Rev. TOB VRDO	1.67%	12/7/2004	(2)(4)*	24,775	24,775
New Jersey Transp. Trust Fund Auth. Rev TOB VRDO	1.67%	12/7/2004	(4)*	10,455	10,455
New Jersey Transp. Trust Fund Auth. Rev. TOB VRDO	1.67%	12/7/2004	(10)*	5,995	5,995
New Jersey Transp. Trust Fund Auth. Rev. TOB VRDO	1.69%	12/7/2004	(3)*	8,800	8,800
New Jersey Transp. Trust Fund Auth. Rev. TOB VRDO	1.70%	12/7/2004	(4)*	7,120	7,120
New Jersey Transp. Trust Fund Auth. Rev. TOB VRDO	1.70%	12/7/2004	(3)*	5,390	5,390
New Jersey Transp. Trust Fund Auth. Transp. System TOB VRDO	1.69%	12/7/2004	(4)*	21,995	21,995
New Jersey Turnpike Auth. Rev. TOB VRDO	1.68%	12/7/2004	(1)*	18,635	18,635
New Jersey Turnpike Auth. Rev. TOB VRDO	1.70%	12/7/2004	(2)*	8,000	8,000
New Jersey Turnpike Auth. Rev. TOB VRDO	1.70%	12/7/2004	(1)*	7,510	7,510
New Jersey Turnpike Auth. Rev. TOB VRDO	1.71%	12/7/2004	(2)*	6,825	6,825
New Jersey Turnpike Auth. Rev. VRDO	1.63%	12/7/2004	(3)LOC	107,150	107,150
New Jersey Turnpike Auth. Rev. VRDO	1.64%	12/7/2004	(4)	32,500	32,500
New Jersey Turnpike Auth. Rev. VRDO	1.64%	12/7/2004	(4)	8,500	8,500
New Jersey Turnpike Auth. Rev. VRDO	1.64%	12/7/2004	(4)	79,150	79,150
Port Auth. of New York & New Jersey CP	1.79%	12/1/2004	LOC	7,040	7,040
Port Auth. of New York & New Jersey CP	1.43%	12/8/2004		5,710	5,710
Port Auth. of New York & New Jersey CP	1.43%	12/9/2004		27,685	27,685
Port Auth. of New York & New Jersey CP	1.85%	2/10/2005		9,750	9,750
Port Auth. of New York & New Jersey CP	1.83%	2/11/2005		5,020	5,020
Port Auth. of New York & New Jersey CP	1.82%	3/9/2005		12,700	12,700
Port Auth. of New York & New Jersey CP	1.82%	3/11/2005		10,000	10,000
Princeton Township NJ BAN	1.80%	4/15/2005		7,099	7,108
Princeton Township NJ BAN	2.00%	4/15/2005		5,260	5,267
Princeton Univ. New Jersey CP	1.85%	2/23/2005		9,000	9,000
Rahway Valley NJ Sewerage Auth. Sewer Rev	2.00%	1/14/2005		3,500	3,503
Raritan Township NJ BAN	2.75%	9/9/2005		7,835	7,905
Rutgers State Univ. New Jersey TOB VRDO	1.69%	12/7/2004	(3)*	4,680	4,680
Rutgers State Univ. New Jersey VRDO	1.61%	12/1/2004		90,425	90,425
Salem County NJ Financing Auth. PCR
(Atlantic City Electric Co.) VRDO	1.66%	12/7/2004	(1)	9,850	9,850
Salem County NJ Financing Auth. PCR
(Atlantic City Electric Co.) VRDO	1.71%	12/7/2004	(1)	3,000	3,000
Salem County NJ Financing Auth. PCR (Exelon Project) CP	1.80%	2/24/2005	LOC	19,000	19,000
Union County NJ PCR (Exxon) VRDO	1.54%	12/1/2004		6,100	6,100
Union County NJ PCR (Exxon) VRDO	1.56%	12/1/2004		6,900	6,900
Univ. of Medicine & Dentistry New Jersey Rev. VRDO	1.67%	12/7/2004	(2)	32,600	32,600
West Windsor Township NJ BAN	1.75%	3/2/2005		1	1

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
Outside New Jersey:
Puerto Rico Electric Power Auth. Rev. TOB PUT	1.88%	10/20/2005	(4)*	$ 9,870	$ 9,870
Puerto Rico Electric Power Auth. Rev. TOB VRDO	1.67%	12/7/2004	(4)*	10,000	10,000
Puerto Rico Govt. Dev. Bank CP	1.85%	2/23/2005		15,000	15,000
Puerto Rico Govt. Dev. Bank CP	1.85%	2/24/2005		10,000	10,000
Puerto Rico Govt. Dev. Bank VRDO	1.58%	12/7/2004	(1)	9,700	9,700
Puerto Rico Highway & Transp. Auth. Rev
Grant Anticipation TOB VRDO	1.68%	12/7/2004	(1)*	5,240	5,240
Puerto Rico Highway & Transp. Auth. Rev. TOB VRDO	1.68%	12/7/2004	(1)(3)*	15,845	15,845
Puerto Rico Highway & Transp. Auth. Rev. TOB VRDO	1.69%	12/7/2004	(1)*	21,470	21,470
Puerto Rico Highway & Transp. Auth. Rev. TOB VRDO	1.71%	12/7/2004	(3)*	5,165	5,165
Puerto Rico Highway & Transp. Auth. Rev. VRDO	1.63%	12/7/2004	(2)	23,100	23,100
Puerto Rico Ind. Medical & Environmental Fac
Finance Auth. Rev. PCR (Abbott Laboratories) PUT	1.30%	3/1/2005	*	9,275	9,275
Puerto Rico Infrastructure Financing Auth
Special Obligation Bonds TOB VRDO	1.67%	12/7/2004	(ETM)*	29,105	29,105
Puerto Rico Public Finance Corp. TOB VRDO	1.69%	12/7/2004	(11)*	9,988	9,988
Puerto Rico Public Finance Corp. TOB VRDO	1.75%	12/7/2004	(2)*	10,975	10,975
Puerto Rico TRAN	3.00%	7/29/2005		20,000	20,176

TOTAL MUNICIPAL BONDS
(Cost $2,061,732)					2,061,732

OTHER ASSETS AND LIABILITIES (0.6%)
Other Assets—Note B					17,220
Liabilities					(5,312)

					11,908

NET ASSETS (100%)

Applicable to 2,073,415,197 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)					$ 2,073,640

NET ASSET VALUE PER SHARE					$1.00

^	See Note A in Notes to Financial Statements.
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2004, the aggregate value of these securities was $572,188,000, representing 27.6% of net assets.
For key to abbreviations and other references, see page 29.

AT NOVEMBER 30, 2004, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share

Paid-in Capital	$ 2,073,653	$1.00
Undistributed Net Investment Income	—	—
Accumulated Net Realized Losses	(13)	—
Unrealized Appreciation	—	—

NET ASSETS	$ 2,073,640	$1.00

New Jersey Long-Term Tax-Exempt Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
MUNICIPAL BONDS (98.8%)

Atlantic City NJ Board of Educ. GO	6.10%	12/1/15	(4)	$ 2,000	$ 2,391
Atlantic City NJ GO	5.25%	12/15/12	(4)	1,990	2,188
Atlantic City NJ GO	5.25%	12/15/14	(4)	2,190	2,414
Atlantic County NJ Public Fac. COP	7.40%	3/1/10	(3)	1,755	2,106
Atlantic County NJ Public Fac. COP	7.40%	3/1/11	(3)	4,025	4,920
Atlantic County NJ Public Fac. COP	6.00%	3/1/14	(3)	3,685	4,302
Atlantic County NJ Public Fac. COP	6.00%	3/1/15	(3)	1,480	1,721
Atlantic County NJ Util. Auth. Sewer Rev	6.875%	1/1/12	(2)(ETM)	2,260	2,573
Bayonne NJ Muni. Util. Auth. Water System Rev	5.00%	4/1/16	(10)	1,255	1,340
Bayonne NJ Muni. Util. Auth. Water System Rev	5.00%	4/1/17	(10)	1,315	1,397
Bayonne NJ Muni. Util. Auth. Water System Rev	5.00%	4/1/21	(10)	1,600	1,672
Camden County NJ Improvement Auth. Lease Rev	5.50%	9/1/10	(4)(Prere.)	1,470	1,651
Camden County NJ Improvement Auth. Lease Rev	5.50%	5/1/16		1,140	1,251
Camden County NJ Improvement Auth. Lease Rev	5.50%	5/1/17		1,025	1,121
Camden County NJ Improvement Auth. Lease Rev	5.50%	5/1/18		1,265	1,382
Camden County NJ Improvement Auth. Lease Rev	5.50%	5/1/19		1,335	1,458
Camden County NJ Improvement Auth. Lease Rev	5.375%	9/1/19	(4)	850	928
Cape May County NJ Muni. Util. Auth. Rev	5.75%	1/1/14	(4)	6,930	7,983
Cape May County NJ Muni. Util. Auth. Rev	5.25%	1/1/17	(1)	2,560	2,772
Cape May County NJ Muni. Util. Auth. Rev	5.25%	1/1/18	(1)	2,165	2,338
Cape May County NJ PCR (Atlantic City Electric)	6.80%	3/1/21	(1)	15,400	19,838
Delaware River & Bay Auth. New Jersey Rev	5.375%	1/1/13	(2)	750	826
Delaware River & Bay Auth. New Jersey Rev	5.75%	1/1/29	(2)	5,000	5,492
Delaware River Port Auth
Pennsylvania & New Jersey Rev	5.40%	1/1/13	(3)	6,750	7,102
Delaware River Port Auth
Pennsylvania & New Jersey Rev	5.625%	1/1/13	(4)	4,205	4,655
Delaware River Port Auth
Pennsylvania & New Jersey Rev	5.75%	1/1/22	(4)	10,000	11,030
Delaware River Port Auth
Pennsylvania & New Jersey Rev	5.50%	1/1/26	(3)	22,885	23,990
Delaware River Port Auth
Pennsylvania & New Jersey Rev	5.625%	1/1/26	(4)	5,000	5,430
Egg Harbor Township NJ School Dist. GO	5.00%	7/15/11	(3)(Prere.)	2,640	2,927
Egg Harbor Township NJ School Dist. GO	5.00%	7/15/11	(3)(Prere.)	2,780	3,082
Egg Harbor Township NJ School Dist. GO	5.00%	7/15/11	(3)(Prere.)	2,000	2,217
Egg Harbor Township NJ School Dist. GO	5.00%	7/15/11	(3)(Prere.)	1,400	1,552
Egg Harbor Township NJ School Dist. GO	5.10%	7/15/11	(3)(Prere.)	2,950	3,288
Egg Harbor Township NJ School Dist. GO	5.50%	7/15/20	(4)	3,775	4,328
Egg Harbor Township NJ School Dist. GO	5.50%	7/15/21	(4)	3,995	4,575
Egg Harbor Township NJ School Dist. GO	5.50%	7/15/22	(4)	4,220	4,818
Egg Harbor Township NJ School Dist. GO	5.75%	7/15/24	(4)	4,715	5,505
Egg Harbor Township NJ School Dist. GO	5.75%	7/15/25	(4)	4,885	5,678
Essex County NJ Improvement Auth. Lease Rev	5.75%	10/1/10	(3)(Prere.)	3,390	3,856
Essex County NJ Improvement Auth. Lease Rev	5.75%	10/1/10	(3)(Prere.)	5,090	5,790
Essex County NJ Improvement Auth. Lease Rev	5.75%	10/1/10	(3)(Prere.)	2,650	3,015
Essex County NJ Improvement Auth. Rev	5.50%	10/1/23	(1)	12,065	13,685
Essex County NJ Improvement Auth. Rev	5.50%	10/1/24	(1)	6,725	7,591
Essex County NJ Improvement Auth. Rev	5.50%	10/1/25	(1)	11,630	13,056

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
Essex County NJ Improvement Auth. Rev	5.50%	10/1/26	(1)	$ 3,500	$ 3,905
Essex County NJ Solid Waste Util. Auth	5.60%	4/1/06	(4)(Prere.)	200	213
Essex County NJ Solid Waste Util. Auth	0.00%	4/1/10	(4)	1,000	829
Evesham NJ Util. Auth. Rev	5.00%	7/1/16	(2)	3,435	3,665
Evesham NJ Util. Auth. Rev	5.00%	7/1/17	(2)	3,705	3,933
Evesham NJ Util. Auth. Rev	5.00%	7/1/18	(2)	1,605	1,697
Garden State Preservation Trust New Jersey	0.00%	11/1/21	(4)	11,325	4,984
Garden State Preservation Trust New Jersey	0.00%	11/1/22	(4)	41,150	17,013
Garden State Preservation Trust New Jersey	0.00%	11/1/23	(4)	15,000	5,860
Gloucester County NJ Improvement Auth. Lease Rev	5.00%	7/15/16	(1)	1,000	1,075
Gloucester County NJ Improvement Auth. Lease Rev	5.00%	7/15/17	(1)	1,000	1,069
Gloucester County NJ Improvement Auth. Lease Rev	5.00%	7/15/20	(1)	1,150	1,213
Gloucester County NJ Improvement Auth. Lease Rev	5.00%	7/15/23	(1)	1,000	1,040
Gloucester Township NJ GO	5.75%	7/15/10	(2)	2,880	3,277
Gloucester Township NJ Muni. Util. Auth. Rev	5.65%	3/1/18	(2)	2,755	3,156
Higher Educ. Assistance Auth. of New Jersey
Student Loan Rev	6.00%	6/1/13	(1)	2,185	2,217
Higher Educ. Assistance Auth. of New Jersey
Student Loan Rev	6.00%	6/1/15	(1)	4,040	4,099
Higher Educ. Assistance Auth. of New Jersey
Student Loan Rev	6.10%	6/1/16	(1)	2,180	2,213
Hillsborough Township NJ School Dist. GO	5.375%	10/1/13	(4)	1,250	1,408
Hillsborough Township NJ School Dist. GO	5.375%	10/1/15	(4)	1,720	1,946
Hillsborough Township NJ School Dist. GO	5.375%	10/1/17	(4)	720	816
Hillsborough Township NJ School Dist. GO	5.375%	10/1/19	(4)	1,720	1,952
Hoboken-Union City-Weehawken NJ Sewerage Auth. Rev	0.00%	8/1/05	(1)	3,805	3,747
Hoboken-Union City-Weehawken NJ Sewerage Auth. Rev	0.00%	8/1/06	(1)	2,000	1,917
Hoboken-Union City-Weehawken NJ Sewerage Auth. Rev	6.25%	8/1/13	(1)*	9,590	11,407
Hopewell Valley NJ Regional School Dist. GO	5.00%	8/15/13	(3)	2,315	2,495
Hudson County NJ GO	6.55%	7/1/07	(3)	1,300	1,432
Hudson County NJ GO	6.55%	7/1/09	(3)	635	732
Irvington Township NJ GO	0.00%	8/1/07	(1)(ETM)	1,000	930
Irvington Township NJ GO	0.00%	8/1/09	(1)(ETM)	2,580	2,209
Irvington Township NJ GO	0.00%	8/1/10	(1)(ETM)	2,080	1,697
Jackson Township NJ Board of Educ. GO	5.375%	4/15/26	(3)	6,885	7,305
Jackson Township NJ Board of Educ. GO	5.375%	4/15/27	(3)	7,676	8,093
Marlboro Township NJ Board of Educ. GO	5.25%	7/15/09	(4)(Prere.)	2,625	2,892
Marlboro Township NJ Board of Educ. GO	5.25%	7/15/09	(4)(Prere.)	2,790	3,074
Marlboro Township NJ Board of Educ. GO	5.25%	7/15/09	(4)(Prere.)	2,850	3,140
Marlboro Township NJ Board of Educ. GO	5.00%	7/15/14		1,045	1,126
Mercer County NJ Improvement Auth. Solid Waste Rev	5.375%	9/15/12		11,120	12,129
Mercer County NJ Improvement Auth
Special Services School Dist. Rev	5.75%	12/15/08		1,165	1,299
Mercer County NJ Improvement Auth
Special Services School Dist. Rev	5.95%	12/15/12		4,895	5,704
Middlesex County NJ COP	5.00%	8/1/11	(1)	1,050	1,155
Middlesex County NJ COP	5.50%	8/1/15	(1)	1,195	1,325
Middlesex County NJ Improvement Auth	5.375%	3/15/22	(3)	1,825	1,970
Middlesex County NJ Improvement Auth	5.375%	3/15/23	(3)	1,925	2,068
Middlesex County NJ Improvement Auth. Rev
Open Space Trust Fund	5.25%	9/15/19		1,585	1,719

New Jersey Long-Term Tax-Exempt Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
Middlesex County NJ Improvement Auth. Rev
Open Space Trust Fund	5.25%	9/15/20		$1,600	$1,734
Middlesex County NJ Improvement Auth. Rev
Open Space Trust Fund	5.25%	9/15/21		2,375	2,560
Middlesex County NJ Improvement Auth. Rev
Open Space Trust Fund	5.25%	9/15/22		2,000	2,147
Middlesex County NJ Improvement Auth. Util. Systems Rev
(Perth Amboy)	0.00%	9/1/15	(2)	2,000	1,258
Middlesex County NJ Improvement Auth. Util. Systems Rev
(Perth Amboy)	0.00%	9/1/16	(2)	3,000	1,786
Middlesex County NJ Improvement Auth. Util. Systems Rev
(Perth Amboy)	0.00%	9/1/18	(2)	4,550	2,418
Middlesex County NJ Util. Auth. Sewer Rev	5.25%	3/15/10	(3)	1,740	1,816
Middlesex County NJ Util. Auth. Sewer Rev	5.375%	9/15/15	(3)	3,775	3,933
Middlesex County NJ Util. Auth. Sewer Rev	5.125%	12/1/16	(3)	3,050	3,273
Middletown Township NJ Board of Educ. GO	5.00%	8/1/14	(4)	2,735	2,960
Middletown Township NJ Board of Educ. GO	5.00%	8/1/15	(4)	2,015	2,152
Monmouth County NJ Improvement Auth. Rev
(Howell Township Board of Educ.)	5.80%	7/15/07	(2)(Prere.)	1,180	1,294
Monmouth County NJ Improvement Auth. Rev
(Howell Township Board of Educ.)	5.00%	7/15/19	(2)	2,115	2,227
Monmouth County NJ Improvement Auth. Rev
(Howell Township Board of Educ.)	5.00%	7/15/20	(2)	2,225	2,336
Monroe Township NJ Muni. Util. Auth
Middlesex County Rev	5.25%	2/1/13	(3)	1,210	1,325
Monroe Township NJ Muni. Util. Auth
Middlesex County Rev	5.25%	2/1/14	(3)	1,235	1,352
Montgomery Township NJ School Dist. GO	5.25%	8/1/13	(1)	1,285	1,416
Montgomery Township NJ School Dist. GO	5.25%	8/1/17	(1)	1,280	1,390
Montgomery Township NJ School Dist. GO	5.25%	8/1/18	(1)	1,280	1,385
New Jersey Casino Reinvestment Dev. Auth. Rev
(Hotel Room Fee)	5.25%	1/1/22	(2)	1,000	1,083
New Jersey Casino Reinvestment Dev. Auth. Rev
(Hotel Room Fee)	5.25%	1/1/23	(2)	600	647
New Jersey Casino Reinvestment Dev. Auth. Rev
(Hotel Room Fee)	5.25%	1/1/24	(2)	1,000	1,073
New Jersey Econ. Dev. Auth. Lease Rev
(Bergen County Administration Complex)	5.50%	11/15/08	(1)(Prere.)	4,375	4,885
New Jersey Econ. Dev. Auth. Lease Rev
(Bergen County Administration Complex)	5.625%	11/15/08	(1)(Prere.)	4,870	5,461
New Jersey Econ. Dev. Auth. Lease Rev
(Bergen County Administration Complex)	5.75%	11/15/08	(1)(Prere.)	6,080	6,846
New Jersey Econ. Dev. Auth. Lease Rev
(Bergen County Administration Complex)	5.75%	11/15/08	(1)(Prere.)	5,440	6,125
New Jersey Econ. Dev. Auth. Rev. (Cigarette Tax)	5.625%	6/15/17		6,500	6,788
New Jersey Econ. Dev. Auth. Rev
(Hillcrest Health Service)	0.00%	1/1/12	(2)	2,500	1,900
New Jersey Econ. Dev. Auth. Rev
(Hillcrest Health Service)	0.00%	1/1/13	(2)	3,000	2,154
New Jersey Econ. Dev. Auth. Rev
(Lawrenceville School Project) VRDO	1.50%	12/1/04		1,300	1,300

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
New Jersey Econ. Dev. Auth. Rev
(Lawrenceville School Project) VRDO	1.57%	12/1/04		$ 7,600	$ 7,600
New Jersey Econ. Dev. Auth. Rev
(Masonic Charity Foundation)	5.875%	6/1/18		1,250	1,375
New Jersey Econ. Dev. Auth. Rev
(Masonic Charity Foundation)	6.00%	6/1/25		1,000	1,100
New Jersey Econ. Dev. Auth. Rev
(Masonic Charity Foundation)	5.50%	6/1/31		1,665	1,736
New Jersey Econ. Dev. Auth. Rev
(Motor Vehicle Comm.)	0.00%	7/1/12	(1)	15,000	11,182
New Jersey Econ. Dev. Auth. Rev
(Motor Vehicle Comm.)	0.00%	7/1/13	(1)	18,500	13,035
New Jersey Econ. Dev. Auth. Rev
(Motor Vehicle Comm.)	0.00%	7/1/14	(1)	12,000	7,996
New Jersey Econ. Dev. Auth. Rev
(Motor Vehicle Comm.)	5.25%	7/1/25	(1)	14,000	15,221
New Jersey Econ. Dev. Auth. Rev
(Peddie School Project) VRDO	1.64%	12/7/04		900	900
New Jersey Econ. Dev. Auth. Rev. (School Fac.)	5.50%	6/15/13	(2)	1,200	1,360
New Jersey Econ. Dev. Auth. Rev. (School Fac.)	5.25%	6/15/17	(2)	7,040	7,640
New Jersey Econ. Dev. Auth. Rev. (School Fac.)	5.25%	9/1/29	(3)	3,880	4,076
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)	0.00%	7/1/08	(1)	2,305	2,068
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)	0.00%	7/1/11	(1)	4,650	3,636
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)	0.00%	7/1/12	(1)	4,550	3,377
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)	0.00%	7/1/13	(1)	4,500	3,155
New Jersey Econ. Dev. Auth. Rev. (St. Barnabas Project)	0.00%	7/1/14	(1)	4,210	2,790
New Jersey Econ. Dev. Auth. Rev. (Transp. Project)	5.25%	5/1/09	(4)(Prere.)	4,500	4,942
New Jersey Econ. Dev. Auth. Rev. (Transp. Project)	5.875%	5/1/09	(4)(Prere.)	3,465	3,894
New Jersey Econ. Dev. Auth. Water Fac. Rev
(NJ American Water Co.)	5.125%	4/1/22	(2)	5,000	5,192
New Jersey Econ. Dev. Auth. Water Fac. Rev
(United Water Co.) VRDO	1.65%	12/1/04	(2)	500	500
New Jersey Educ. Fac. Auth. Rev	5.875%	9/1/07	(2)	5,890	6,429
New Jersey Educ. Fac. Auth. Rev	5.875%	9/1/08	(2)	6,165	6,871
New Jersey Educ. Fac. Auth. Rev	5.75%	9/1/12		7,595	8,666
New Jersey Educ. Fac. Auth. Rev	5.75%	9/1/16	(4)	8,425	9,437
New Jersey Educ. Fac. Auth. Rev	5.00%	9/1/19	(4)	2,715	2,863
New Jersey Educ. Fac. Auth. Rev	5.00%	9/1/20		11,405	11,951
New Jersey Educ. Fac. Auth. Rev. (Drew Univ.)	5.25%	7/1/20	(3)	2,060	2,303
New Jersey Educ. Fac. Auth. Rev. (Drew Univ.)	5.25%	7/1/21	(3)	1,550	1,729
New Jersey Educ. Fac. Auth. Rev. (Fairleigh Dickinson Univ.)	5.50%	7/1/23		2,750	2,822
New Jersey Educ. Fac. Auth. Rev. (Kean Univ.)	5.25%	7/1/21	(3)	2,605	2,800
New Jersey Educ. Fac. Auth. Rev. (Kean Univ.)	5.25%	7/1/22	(3)	2,775	2,956
New Jersey Educ. Fac. Auth. Rev
(New Jersey Institute of Technology)	5.25%	7/1/17	(1)	1,000	1,085
New Jersey Educ. Fac. Auth. Rev
(New Jersey Institute of Technology)	5.25%	7/1/18	(1)	1,470	1,590
New Jersey Educ. Fac. Auth. Rev
(New Jersey Institute of Technology)	5.25%	7/1/20	(1)	1,725	1,857
New Jersey Educ. Fac. Auth. Rev. (Princeton Univ.)	5.25%	7/1/16		2,545	2,868
New Jersey Educ. Fac. Auth. Rev. (Princeton Univ.)	5.25%	7/1/17		10,630	11,990

New Jersey Long-Term Tax-Exempt Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
New Jersey Educ. Fac. Auth. Rev. (Princeton Univ.)	5.25%	7/1/18		$ 4,785	$ 5,396
New Jersey Educ. Fac. Auth. Rev. (Princeton Univ.)	5.25%	7/1/19		7,000	7,893
New Jersey Educ. Fac. Auth. Rev. (Princeton Univ.) VRDO	1.52%	12/1/04		310	310
New Jersey Educ. Fac. Auth. Rev. (Princeton Univ.) VRDO	1.55%	12/1/04		13,550	13,550
New Jersey Educ. Fac. Auth. Rev. (Princeton Univ.) VRDO	1.72%	12/1/04		4,800	4,800
New Jersey Educ. Fac. Auth. Rev. (Ramapo College)	5.625%	7/1/09	(1)(Prere.)	2,105	2,353
New Jersey Educ. Fac. Auth. Rev. (Ramapo College)	5.00%	7/1/15	(3)	1,550	1,664
New Jersey Educ. Fac. Auth. Rev. (Ramapo College)	5.00%	7/1/17	(3)	1,700	1,805
New Jersey Educ. Fac. Auth. Rev. (Ramapo College)	5.00%	7/1/20	(3)	1,010	1,060
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)	5.25%	7/1/14	(3)	2,305	2,545
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)	5.25%	7/1/15	(3)	1,880	2,056
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)	5.25%	7/1/16	(3)	2,050	2,232
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)	5.125%	7/1/21	(3)	2,800	2,975
New Jersey Educ. Fac. Auth. Rev. (Rowan Univ.)	5.25%	7/1/24	(3)	11,210	11,831
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)	5.25%	7/1/10	(2)	1,500	1,646
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)	5.25%	7/1/12	(2)	1,275	1,395
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)	5.25%	7/1/14	(2)	500	550
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)	5.25%	7/1/15	(2)	400	435
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)	5.25%	7/1/16	(2)	200	217
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)	5.60%	7/1/16	(1)	1,000	1,057
New Jersey Educ. Fac. Auth. Rev. (Seton Hall Univ.)	5.625%	7/1/19	(1)	3,625	3,831
New Jersey Educ. Fac. Auth. Rev
(Stevens Institute of Technology)	5.125%	7/1/22		4,000	4,105
New Jersey Educ. Fac. Auth. Rev
(Stevens Institute of Technology)	5.25%	7/1/32		6,000	6,070
New Jersey Educ. Fac. Auth. Rev. (William Patterson)	5.20%	7/1/15	(3)	755	816
New Jersey Educ. Fac. Auth. Rev. (William Patterson)	5.30%	7/1/17	(3)	250	272
New Jersey Educ. Fac. Auth. Rev. (William Patterson)	5.375%	7/1/18	(3)	905	987
New Jersey Educ. Fac. Auth. Rev. (William Patterson)	5.375%	7/1/19	(3)	360	393
New Jersey Environmental Infrastructure Trust
Wastewater Treatment Rev	5.125%	9/1/15		5,090	5,498
New Jersey Environmental Infrastructure Trust
Wastewater Treatment Rev	5.00%	9/1/17		1,525	1,618
New Jersey GO	5.25%	7/1/18		15,000	16,700
New Jersey GO	5.125%	7/15/18		8,600	9,466
New Jersey GO	5.25%	7/1/19		10,105	11,265
New Jersey Health Care Fac. Financing Auth. Rev
(Atlantic City Medical Center)	6.00%	7/1/08		2,530	2,747
New Jersey Health Care Fac. Financing Auth. Rev
(Atlantic City Medical Center)	6.25%	7/1/17		3,950	4,441
New Jersey Health Care Fac. Financing Auth. Rev
(Atlantic City Medical Center)	5.75%	7/1/25		5,000	5,309
New Jersey Health Care Fac. Financing Auth. Rev
(Capital Health Systems Obligated Group)	5.75%	7/1/23		5,000	5,282
New Jersey Health Care Fac. Financing Auth. Rev
(Community Medical Center/Kimball Medical Center/
Kensington Manor Care Center)	5.25%	7/1/09	(4)	5,500	5,977
New Jersey Health Care Fac. Financing Auth. Rev
(Community Medical Center/Kimball Medical Center/
Kensington Manor Care Center)	5.00%	7/1/10	(4)	4,695	5,023

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
New Jersey Health Care Fac. Financing Auth. Rev
(Community Medical Center/Kimball Medical Center/
Kensington Manor Care Center)	5.25%	7/1/12	(4)	$ 1,500	$ 1,620
New Jersey Health Care Fac. Financing Auth. Rev
(Hackensack Univ. Medical Center)	5.375%	1/1/13	(1)	2,355	2,543
New Jersey Health Care Fac. Financing Auth. Rev
(Holy Name Hosp.)	5.25%	7/1/20	(2)	4,100	4,387
New Jersey Health Care Fac. Financing Auth. Rev
(Meridian Health System Obligated Group)	5.625%	7/1/12	(4)	3,710	4,097
New Jersey Health Care Fac. Financing Auth. Rev
(Meridian Health System Obligated Group)	5.625%	7/1/13	(4)	7,355	8,122
New Jersey Health Care Fac. Financing Auth. Rev
(Meridian Health System Obligated Group)	5.25%	7/1/29	(4)	13,450	13,980
New Jersey Health Care Fac. Financing Auth. Rev
(Riverside Medical Center)	6.25%	7/1/10	(2)(ETM)	2,935	3,372
New Jersey Health Care Fac. Financing Auth. Rev
(South Jersey Hosp.)	5.875%	7/1/21		3,500	3,725
New Jersey Health Care Fac. Financing Auth. Rev
(South Jersey Hosp.)	6.00%	7/1/26		3,500	3,704
New Jersey Health Care Fac. Financing Auth. Rev
(South Jersey Hosp.)	6.00%	7/1/32		3,000	3,155
New Jersey Health Care Fac. Financing Auth. Rev
(St. Barnabas Health Care)	5.25%	7/1/13	(1)	3,000	3,234
New Jersey Health Care Fac. Financing Auth. Rev
(St. Barnabas Health Care)	5.25%	7/1/16	(1)	3,300	3,546
New Jersey Health Care Fac. Financing Auth. Rev
(St. Barnabas Health Care)	0.00%	7/1/21	(1)	3,000	1,342
New Jersey Health Care Fac. Financing Auth. Rev
(St. Clares Riverside Medical Center)	5.75%	7/1/14	(1)	8,500	8,694
New Jersey Health Care Fac. Financing Auth. Rev
(Virtua Health)	5.25%	7/1/14	(4)	11,000	11,909
New Jersey Higher Educ. Assistance Auth
Student Loan Rev	4.95%	6/1/10	(2)	4,115	4,338
New Jersey Higher Educ. Assistance Auth
Student Loan Rev	5.05%	6/1/11	(2)	3,285	3,452
New Jersey Higher Educ. Assistance Auth
Student Loan Rev	5.05%	6/1/12	(1)	700	745
New Jersey Higher Educ. Assistance Auth
Student Loan Rev	5.15%	6/1/12	(2)	3,415	3,579
New Jersey Higher Educ. Assistance Auth
Student Loan Rev	5.10%	6/1/13	(1)	1,590	1,685
New Jersey Higher Educ. Assistance Auth
Student Loan Rev	5.20%	6/1/13	(2)	5,315	5,550
New Jersey Higher Educ. Assistance Auth
Student Loan Rev	5.125%	6/1/14	(1)	915	966
New Jersey Higher Educ. Assistance Auth
Student Loan Rev	5.25%	6/1/18	(1)	500	524
New Jersey Highway Auth. Rev. (Garden State Parkway)	5.60%	1/1/10	(3)(Prere.)	7,535	8,498
New Jersey Highway Auth. Rev. (Garden State Parkway)	6.20%	1/1/10	(2)(ETM)	20,000	22,411
New Jersey Highway Auth. Rev. (Garden State Parkway)	5.50%	1/1/13	(3)(ETM)	10,000	11,360
New Jersey Highway Auth. Rev. (Garden State Parkway)	5.50%	1/1/14	(3)(ETM)	7,500	8,552

New Jersey Long-Term Tax-Exempt Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
New Jersey Highway Auth. Rev. (Garden State Parkway)	5.50%	1/1/15	(3)(ETM)	$ 7,500	$ 8,560
New Jersey Highway Auth. Rev. (Garden State Parkway)	5.50%	1/1/16	(3)(ETM)	2,000	2,290
New Jersey Housing & Mortgage Finance Agency
Multi-Family Housing Rev	5.70%	5/1/20	(4)	2,255	2,393
New Jersey Housing & Mortgage Finance Agency Rev
(Home Buyer)	5.40%	10/1/20	(1)	970	1,013
New Jersey Sports & Exposition Auth. Rev	6.50%	3/1/13	(1)	10,000	11,683
New Jersey Sports & Exposition Auth. Rev	5.50%	3/1/17	(1)	5,755	6,566
New Jersey Sports & Exposition Auth. Rev
(Convention Center Luxury Tax)	5.50%	3/1/21	(1)	3,000	3,406
New Jersey Sports & Exposition Auth. Rev
(Convention Center Luxury Tax)	5.50%	3/1/22	(1)	1,000	1,132
New Jersey Sports & Exposition Auth. Rev. VRDO	1.60%	12/7/04	(1)	11,100	11,100
New Jersey Sports & Exposition Auth. Rev. VRDO	1.60%	12/7/04	(1)	1,100	1,100
New Jersey Transp. Corp. COP	5.75%	9/15/10	(2)(Prere.)	2,000	2,274
New Jersey Transp. Corp. COP	5.50%	9/15/12	(2)	20,000	22,464
New Jersey Transp. Corp. COP	5.50%	9/15/14	(2)	1,500	1,692
New Jersey Transp. Corp. COP	5.50%	9/15/15	(2)	15,000	16,913
New Jersey Transp. Trust Fund Auth. Rev	5.50%	6/15/05	(1)(Prere.)	700	727
New Jersey Transp. Trust Fund Auth. Rev	6.00%	6/15/10	(Prere.)	5,000	5,726
New Jersey Transp. Trust Fund Auth. Rev	5.50%	6/15/13	(1)	2,300	2,388
New Jersey Transp. Trust Fund Auth. Rev	5.75%	6/15/20		5,000	5,772
New Jersey Transp. Trust Fund Auth. Rev	5.75%	6/15/23	(3)	5,850	6,819
New Jersey Transp. Trust Fund Auth. Rev	5.75%	6/15/24	(3)	5,000	5,807
New Jersey Transp. Trust Fund Auth. Rev	5.75%	6/15/25	(3)	12,750	14,741
New Jersey Turnpike Auth. Rev	5.75%	1/1/10	(1)(Prere.)	1,620	1,825
New Jersey Turnpike Auth. Rev	6.00%	1/1/13	(1)	1,000	1,165
New Jersey Turnpike Auth. Rev	6.50%	1/1/13	(1)(ETM)	20,000	23,990
New Jersey Turnpike Auth. Rev	5.75%	1/1/16	(1)	665	736
New Jersey Turnpike Auth. Rev	6.50%	1/1/16	(1)(ETM)	22,095	26,503
New Jersey Turnpike Auth. Rev	6.50%	1/1/16	(1)	6,175	7,463
New Jersey Turnpike Auth. Rev	5.75%	1/1/17	(1)	10,000	11,054
New Jersey Turnpike Auth. Rev	5.375%	1/1/20	(1)	3,500	3,780
New Jersey Turnpike Auth. Rev	5.50%	1/1/25	(1)	1,800	1,937
New Jersey Turnpike Auth. Rev. VRDO	1.64%	12/7/04	(4)	10,800	10,800
New Jersey Turnpike Auth. Rev. VRDO	1.64%	12/7/04	(4)	8,000	8,000
New Jersey Turnpike Auth. Rev. VRDO	1.64%	12/7/04	(4)	11,000	11,000
New Jersey Water Supply Auth
Delaware & Raritan Water System Rev	5.375%	11/1/10	(1)	2,230	2,412
New Jersey Water Supply Auth
Delaware & Raritan Water System Rev	5.375%	11/1/11	(1)	2,345	2,523
New Jersey Water Supply Auth
Delaware & Raritan Water System Rev	5.375%	11/1/13	(1)	2,600	2,763
Newark NJ GO	5.50%	10/1/08	(2)	1,660	1,829
Newark NJ School Dist. GO	5.375%	12/15/13	(1)	2,000	2,221
North Bergen Township NJ GO	8.00%	8/15/06	(4)	1,885	2,064
North Hudson NJ Sewer Auth. Rev	5.125%	8/1/08	(3)	2,000	2,109
North Hudson NJ Sewer Auth. Rev	5.25%	8/1/16	(3)	14,360	15,107
North Hudson NJ Sewer Auth. Rev	5.125%	8/1/22	(3)	4,000	4,088
Ocean County NJ Util. Auth. Wastewater Rev	5.00%	1/1/14		6,000	6,587
Ocean County NJ Util. Auth. Wastewater Rev	5.25%	1/1/17		2,665	2,886

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
Ocean County NJ Util. Auth. Wastewater Rev	5.25%	1/1/18		$ 2,345	$ 2,532
Ocean County NJ Util. Auth. Wastewater Rev	6.60%	1/1/18	(3)(ETM)	2,500	3,062
Port Auth. of New York & New Jersey Rev	5.125%	11/15/12	(3)	2,500	2,631
Port Auth. of New York & New Jersey Rev	5.125%	11/15/14	(3)	6,025	6,287
Port Auth. of New York & New Jersey Rev	5.50%	12/15/14	(2)	2,790	3,079
Port Auth. of New York & New Jersey Rev	5.00%	8/1/15		3,370	3,531
Port Auth. of New York & New Jersey Rev	5.875%	9/15/15	(3)	10,000	10,567
Port Auth. of New York & New Jersey Rev	5.50%	12/15/19	(2)	5,125	5,569
Port Auth. of New York & New Jersey Rev	5.20%	7/15/21	(2)	3,250	3,315
Port Auth. of New York & New Jersey Rev	5.375%	7/15/22	(3)	15,000	15,865
Port Auth. of New York & New Jersey Rev	5.125%	10/15/30	(1)	6,725	6,856
Port Auth. of New York & New Jersey Rev	5.375%	10/15/35	(1)	3,000	3,137
Rutgers State Univ. New Jersey	6.40%	5/1/13		3,000	3,480
Rutgers State Univ. New Jersey VRDO	1.61%	12/1/04		1,200	1,200
South Brunswick Township NJ Board of Educ. GO	6.40%	8/1/05	(3)(Prere.)	2,205	2,269
South Brunswick Township NJ Board of Educ. GO	5.25%	8/1/20	(3)	1,785	1,883
South Brunswick Township NJ Board of Educ. GO	5.25%	8/1/22	(3)	3,000	3,165
South Jersey Port Corp. New Jersey Rev	5.00%	1/1/23		2,000	2,052
South Jersey Port Corp. New Jersey Rev	5.20%	1/1/23		1,500	1,527
South Jersey Port Corp. New Jersey Rev	5.10%	1/1/33		1,500	1,518
South Jersey Transp. Auth. New Jersey Transp. System Rev	5.25%	11/1/13	(2)	4,000	4,399
South Jersey Transp. Auth. New Jersey Transp. System Rev	5.25%	11/1/14	(2)	4,125	4,541
Stafford NJ Muni. Util. Auth. Water & Sewer Rev	5.50%	6/1/11	(3)	3,100	3,495
Toms River NJ School Dist. GO	5.00%	1/15/20	(4)	1,510	1,584
Union County NJ Improvement Auth. Rev
(Plainfield Board of Educ.)	5.80%	8/1/07	(3)(Prere.)	4,000	4,392
Union County NJ Util. Auth. Rev. (Ogden Martin)	5.25%	6/1/06	(2)	5,375	5,598
Union County NJ Util. Auth. Rev. (Ogden Martin)	5.375%	6/1/11	(2)	8,375	9,009
Union County NJ Util. Auth. Rev. (Ogden Martin)	5.375%	6/1/12	(2)	8,995	9,676
Union County NJ Util. Auth. Rev. (Ogden Martin)	5.375%	6/1/13	(2)	9,445	9,956
Univ. of Medicine & Dentistry New Jersey Rev	6.50%	12/1/12	(1)(ETM)	4,000	4,691
Univ. of Medicine & Dentistry New Jersey Rev	5.375%	12/1/15	(2)	2,325	2,575
Univ. of Medicine & Dentistry New Jersey Rev	5.375%	12/1/16	(2)	1,110	1,225
Univ. of Medicine & Dentistry New Jersey Rev	5.50%	12/1/18	(2)	1,250	1,386
Univ. of Medicine & Dentistry New Jersey Rev	5.50%	12/1/19	(2)	3,000	3,314
Univ. of Medicine & Dentistry New Jersey Rev	5.50%	12/1/20	(2)	3,675	4,060
Univ. of Medicine & Dentistry New Jersey Rev	5.50%	12/1/21	(2)	2,000	2,198
Univ. of Medicine & Dentistry New Jersey Rev	5.50%	12/1/23	(2)	7,330	7,984
Univ. of Medicine & Dentistry New Jersey Rev	5.50%	12/1/27	(2)	10,100	10,829
Univ. of Medicine & Dentistry New Jersey Rev. VRDO	1.67%	12/7/04	(2)	6,900	6,900
Vernon Township NJ School Dist. GO	5.25%	12/1/14	(3)	1,200	1,311
Vernon Township NJ School Dist. GO	5.30%	12/1/15	(3)	1,200	1,307
Vernon Township NJ School Dist. GO	5.375%	12/1/16	(3)	1,200	1,312
Vernon Township NJ School Dist. GO	5.375%	12/1/17	(3)	1,200	1,310
Vernon Township NJ School Dist. GO	5.375%	12/1/18	(3)	1,200	1,310
West Orange NJ Board of Educ. COP	5.625%	10/1/19	(1)	2,500	2,778
West Orange NJ Board of Educ. COP	6.00%	10/1/24	(1)	1,000	1,130
West Orange NJ Board of Educ. COP	5.625%	10/1/29	(1)	2,000	2,168
West Windsor Plainsboro NJ Regional School Dist	5.00%	12/1/12	(4)	2,720	3,014
West Windsor Plainsboro NJ Regional School Dist	5.00%	12/1/13	(4)	2,215	2,424
West Windsor Plainsboro NJ Regional School Dist	5.00%	12/1/14	(4)	1,000	1,084

New Jersey Long-Term Tax-Exempt Fund	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
West Windsor Plainsboro NJ Regional School Dist	5.00%	12/1/15	(4)	$1,000	$ 1,081
Outside New Jersey:
Guam Govt. Ltd. Obligation Infrastructure Improvement Rev	5.125%	11/1/11	(2)	3,400	3,691
Puerto Rico Electric Power Auth. Rev	5.25%	7/1/17	(1)	3,200	3,441
Puerto Rico Electric Power Auth. Rev	5.50%	7/1/17	(1)	6,805	7,828
Puerto Rico GO	5.00%	7/1/18	(1)	6,500	6,923
Puerto Rico GO	5.50%	7/1/18		5,540	6,206
Puerto Rico GO	5.50%	7/1/21	(1)	6,750	7,755
Puerto Rico Govt. Dev. Bank VRDO	1.58%	12/7/04	(1)	1,000	1,000
Puerto Rico Highway & Transp. Auth. Rev	5.50%	7/1/19	(1)	5,000	5,769
Puerto Rico Highway & Transp. Auth. Rev	5.50%	7/1/21	(4)	5,000	5,751
Puerto Rico Highway & Transp. Auth. Rev	5.50%	7/1/22	(4)	3,500	4,010
Puerto Rico Highway & Transp. Auth. Rev	5.50%	7/1/22		3,500	3,764
Puerto Rico Highway & Transp. Auth. Rev	5.50%	7/1/24		4,125	4,436
Puerto Rico Housing Finance Corp. Home Mortgage Rev	5.30%	12/1/28		2,735	2,776
Puerto Rico Muni. Finance Agency	5.25%	8/1/19	(4)	5,000	5,450
Puerto Rico Muni. Finance Agency	5.50%	8/1/19	(4)	2,000	2,213
Puerto Rico Public Buildings Auth. Govt. Fac. Rev	5.50%	7/1/14		5,000	5,598
Puerto Rico Public Buildings Auth. Govt. Fac. Rev	5.50%	7/1/15		4,150	4,652
Puerto Rico Public Buildings Auth. Govt. Fac. Rev	5.50%	7/1/16		3,000	3,358
Puerto Rico Public Buildings Auth. Govt. Fac. Rev	5.75%	7/1/17		2,000	2,288
Puerto Rico Public Finance Corp.	5.50%	2/1/12	(Prere.)	3,250	3,657
Puerto Rico Public Finance Corp.	6.00%	8/1/26	(ETM)	720	845
Puerto Rico Public Finance Corp.	5.50%	8/1/29		1,135	1,186

TOTAL MUNICIPAL BONDS
(Cost $1,420,041)					1,502,626

OTHER ASSETS AND LIABILITIES (1.2%)

Other Assets—Note B					23,755
Liabilities					(5,651)

					18,104

NET ASSETS (100%)					$ 1,520,730

^	See Note A in Notes to Financial Statements.
*	Securities with a value of $2,498,000 have been segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see page 29.

Amount (000)
AT NOVEMBER 30, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$1,429,535
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	9,078
Unrealized Appreciation (Depreciation)
Investment Securities	82,585
Futures Contracts	(468)

NET ASSETS	$1,520,730

Investor Shares—Net Assets
Applicable to 74,432,462 outstanding $.001 par value share
of beneficial interest (unlimited authorization)	$895,820

NET ASSET VALUE PER SHARE—INVESTOR SHARES	$12.04

Admiral Shares—Net Assets
Applicable to 51,922,995 outstanding $.001 par value share
of beneficial interest (unlimited authorization)	$624,910

NET ASSET VALUE PER SHARE—ADMIRAL SHARES	$12.04

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

KEY TO ABBREVIATIONS
BAN—Bond Anticipation Note.	Scheduled principal and interest payments are guaranteed by:
COP—Certificate of Participation.	(1) MBIA (Municipal Bond Insurance Association).
CP—Commercial Paper.	(2) AMBAC (Ambac Assurance Corporation).
FR—Floating Rate.	(3) FGIC (Financial Guaranty Insurance Company).
GAN—Grant Anticipation Note.	(4) FSA (Financial Security Assurance).
GO—General Obligation Bond.	(5) BIGI (Bond Investors Guaranty Insurance).
IDA—Industrial Development Authority Bond.	(6) Connie Lee Inc.
IDR—Industrial Development Revenue Bond.	(7) FHA (Federal Housing Authority).
PCR—Pollution Control Revenue Bond.	(8) CapMAC (Capital Markets Assurance Corporation).
PUT—Put Option Obligation.	(9) American Capital Access Financial Guaranty Corporation.
RAN—Revenue Anticipation Note.	(10) XL Capital Assurance Inc.
TAN—Tax Anticipation Note.	(11) CDC IXIS Financial Guaranty.
TOB—Tender Option Bond.	The insurance does not guarantee the market value of the
TRAN—Tax Revenue Anticipation Note.	municipal bonds.
UFSD—Union Free School District.
USD—United School District.	LOC—Scheduled principal and interest payments are guaranteed
VRDO—Variable Rate Demand Obligation.	by bank letter of credit.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.

	New Jersey Tax-Exempt Money Market Fund	New Jersey Long-Term Tax-Exempt Fund
	Year Ended November 30, 2004
	(000)	(000)

INVESTMENT INCOME
Income
Interest	$23,057	$71,152

Total Income	23,057	71,152

Expenses
The Vanguard Group—Note B
Investment Advisory Services	246	193
Management and Administrative
Investor Shares	1,945	986
Admiral Shares	—	370
Marketing and Distribution
Investor Shares	376	135
Admiral Shares	—	77
Custodian Fees	12	14
Auditing Fees	12	18
Shareholders' Reports
Investor Shares	21	28
Admiral Shares	—	2
Trustees' Fees and Expenses	2	1

Total Expenses	2,614	1,824
Expenses Paid Indirectly—Note C	—	(16)

Net Expenses	2,614	1,808

NET INVESTMENT INCOME	20,443	69,344

REALIZED NET GAIN (LOSS)
Investment Securities Sold	(18)	11,452
Futures Contracts	—	(1,033)

REALIZED NET GAIN (LOSS)	(18)	10,419

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	—	(31,821)
Futures Contracts	—	(315)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	—	(32,136)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$20,425	$47,627

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions—Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions—Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	New Jersey Tax-Exempt Money Market Fund		New Jersey Long-Term Tax-Exempt Fund
	Year Ended November 30,
	2004 (000)	2003 (000)	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 20,443	$ 15,826	$ 69,344	$ 69,975
Realized Net Gain (Loss)	(18)	(76)	10,419	11,835
Change in Unrealized Appreciation (Depreciation)	—	—	(32,136)	21,817

Net Increase (Decrease) in Net Assets
Resulting from Operations	20,425	15,750	47,627	103,627

Distributions
Net Investment Income
Investor Shares	(20,443)	(15,826)	(40,829)	(42,661)
Admiral Shares	—	—	(28,515)	(27,314)
Realized Capital Gain*
Investor Shares	—	—	(6,021)	(3,754)
Admiral Shares	—	—	(3,992)	(2,337)

Total Distributions	(20,443)	(15,826)	(79,357)	(76,066)

Capital Share Transactions—Note F
Investor Shares	199,440	116,763	(5,741)	(53,688)
Admiral Shares	—	—	33,925	(4,247)

Net Increase (Decrease) from
Capital Share Transactions	199,440	116,763	28,184	(57,935)

Total Increase (Decrease)	199,422	116,687	(3,546)	(30,374)

Net Assets
Beginning of Period	1,874,218	1,757,531	1,524,276	1,554,650

End of Period	$ 2,073,640	$ 1,874,218	$ 1,520,730	$ 1,524,276

*	Includes fiscal 2004 and 2003 short-term gain distributions by the Long-Term Tax-Exempt Fund totaling $1,287,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes each fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

New Jersey Tax-Exempt Money Market Fund
	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Operations
Net Investment Income	.01	.009	.013	.028	.036
Net Realized and Unrealized Gain (Loss) on Investments	—	—	—	—	—

Total from Investment Operations	.01	.009	.013	.028	.036

Distributions
Dividends from Net Investment Income	(.01)	(.009)	(.013)	(.028)	(.036)
Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.01)	(.009)	(.013)	(.028)	(.036)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	1.03%	0.87%	1.29%	2.80%	3.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,074	$1,874	$1,758	$1,549	$1,427
Ratio of Total Expenses to Average Net Assets	0.13%	0.17%	0.17%	0.18%	0.18%
Ratio of Net Investment Income to Average Net Assets	1.03%	0.87%	1.28%	2.74%	3.62%

New Jersey Long-Term Tax-Exempt Fund Investor Shares
	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$12.27	$12.06	$11.91	$11.52	$11.19

Investment Operations
Net Investment Income	.548	.549	.575	.581	.599
Net Realized and Unrealized Gain (Loss) on Investments	(.149)	.257	.174	.390	.330

Total from Investment Operations	.399	.806	.749	.971	.929

Distributions
Dividends from Net Investment Income	(.548)	(.549)	(.575)	(.581)	(.599)
Distributions from Realized Capital Gains	(.081)	(.047)	(.024)	—	—

Total Distributions	(.629)	(.596)	(.599)	(.581)	(.599)

Net Asset Value, End of Period	$12.04	$12.27	$12.06	$11.91	$11.52

Total Return	3.33%	6.81%	6.42%	8.55%	8.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$896	$920	$958	$954	$1,235
Ratio of Total Expenses to Average Net Assets	0.14%	0.17%	0.18%	0.20%	0.19%
Ratio of Net Investment Income to Average Net Assets	4.51%	4.49%	4.78%	4.89%	5.33%
Portfolio Turnover Rate	16%	14%	15%	8%	14%

New Jersey Long-Term Tax-Exempt Fund Admiral Shares
	Year Ended November 30,			May 14* to Nov. 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$12.27	$12.06	$11.91	$11.76

Investment Operations
Net Investment Income	.554	.557	.582	.318
Net Realized and Unrealized Gain (Loss) on Investments	(.149)	.257	.174	.150

Total from Investment Operations	.405	.814	.756	.468

Distributions
Dividends from Net Investment Income	(.554)	(.557)	(.582)	(.318)
Distributions from Realized Capital Gains	(.081)	(.047)	(.024)	—

Total Distributions	(.635)	(.604)	(.606)	(.318)

Net Asset Value, End of Period	$12.04	$12.27	$12.06	$11.91

Total Return	3.39%	6.87%	6.48%	4.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$625	$604	$597	$476
Ratio of Total Expenses to Average Net Assets	0.09%	0.11%	0.12%	0.15%**
Ratio of Net Investment Income to Average Net Assets	4.57%	4.55%	4.82%	4.84%**
Portfolio Turnover Rate	16%	14%	15%	8%

*	Inception.
**	Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard New Jersey Tax-Exempt Funds comprise the New Jersey Tax-Exempt Money Market Fund and the New Jersey Long-Term Tax-Exempt Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New Jersey.

The Long-Term Tax-Exempt Fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. The Tax-Exempt Money Market Fund offers only Investor Shares.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1.	Security Valuation: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds’ pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.	Futures Contracts: The Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.	Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Dividends from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5.	Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2004, the funds had contributed capital to Vanguard (included in Other Assets) of:

New Jersey Tax-Exempt Fund	Capital Contribution to Vanguard (000)	Percentage of Fund Net Assets	Percentage of Vanguard's Capitalization

Money Market	$291	0.01%	0.29%
Long-Term	215	0.01	0.21

The funds’ trustees and officers are also directors and officers of Vanguard.

C. The funds’ investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds’ management and administrative expenses. The funds’ custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in the non-interest-bearing custody accounts. For the year ended November 30, 2004, these arrangements reduced the Long-Term Tax-Exempt Fund’s management and administrative expenses by $15,000 and custodian fees by $1,000.

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The Long-Term Tax-Exempt Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $669,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2004, the Long-Term Tax-Exempt Fund had capital gains of $10,852,000 available for distribution, which includes $643,000 of short-term gains. Short-term gain distributions are treated as ordinary income dividends for tax purposes. The Long-Term Tax-Exempt Fund had realized losses totaling $2,242,000 through November 30, 2004, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At November 30, 2004, net unrealized appreciation of Long-Term Tax-Exempt Fund investment securities for tax purposes was $80,343,000, consisting of unrealized gains of $83,948,000 on

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

securities that had risen in value since their purchase and $3,605,000 in unrealized losses on securities that had fallen in value since their purchase.

At November 30, 2004, the aggregate settlement value of open futures contracts expiring in March 2005 and the related unrealized appreciation (depreciation) were:

		(000)
New Jersey Tax-Exempt Fund/Futures Contracts	Number of Long (Short) Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

Long-Term/30-Year U.S. Treasury Bond	245	$26,981	$(468)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended November 30, 2004, the Long-Term Tax-Exempt Fund purchased $237,517,000 of investment securities and sold $211,739,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

	Year Ended November 30,
	2004		2003

New Jersey Tax-Exempt Fund	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Money Market
Issued	$1,657,200	1,657,200	$1,383,762	1,383,762
Issued in Lieu of Cash Distributions	19,556	19,556	15,276	15,276
Redeemed	(1,477,316)	(1,477,316)	(1,282,275)	(1,282,275)

Net Increase (Decrease)	199,440	199,440	116,763	116,763

Long-Term
Investor Shares
Issued	$ 168,275	13,823	$ 179,119	14,622
Issued in Lieu of Cash Distributions	35,944	2,963	35,052	2,861
Redeemed	(209,960)	(17,329)	(267,859)	(21,902)

Net Increase (Decrease)—Investor Shares	(5,741)	(543)	(53,688)	(4,419)

Admiral Shares
Issued	129,131	10,603	151,666	12,436
Issued in Lieu of Cash Distributions	24,612	2,029	22,228	1,814
Redeemed	(119,818)	(9,916)	(178,141)	(14,538)

Net Increase (Decrease)—Admiral Shares	33,925	2,716	(4,247)	(288)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard New Jersey Tax-Exempt Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard New Jersey Tax-Exempt Money Market Fund and Vanguard New Jersey Long-Term Tax-Exempt Fund (constituting Vanguard New Jersey Tax-Exempt Funds, hereafter referred to as the “Funds”) at November 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 10, 2005

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD NEW JERSEY TAX-EXEMPT FUNDS

This information for the fiscal year ended November 30, 2004, is included pursuant to provisions of the Internal Revenue Code.

The New Jersey Long-Term Tax-Exempt Fund distributed $9,361,000 as capital gain dividends (from net long-term gains) to shareholders during the fiscal year.

Each fund designates 100% of its income dividends as exempt-interest dividends.

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THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

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All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the funds' shareholders. It may not be distributed to prospec tive investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 1-800-662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.	World Wide Web www.vanguard.com Fund Information 1-800-662-7447 Direct Investor Account Services 1-800-662-2739 Institutional Investor Services 1-800-523-1036 Text Telephone 1-800-952-3335
© 2005 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q140 012005

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2004: $30,000
Fiscal Year Ended November 30, 2003: $25,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended November 30, 2004: $1,685,500
Fiscal Year Ended November 30, 2003: $1,620,200

(b)     Audit-Related Fees.

Fiscal Year Ended November 30, 2004: $257,800
Fiscal Year Ended November 30, 2003: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended November 30, 2004: $76,400
Fiscal Year Ended November 30, 2003: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended November 30, 2004: $0
Fiscal Year Ended November 30, 2003: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2004: $76,400
Fiscal Year Ended November 30, 2003: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD NEW JERSEY TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD NEW JERSEY TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	January 18, 2005

VANGUARD NEW JERSEY TAX-FREE FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	January 18, 2005

*By Power of Attorney. Filed on December 20, 2004, see File Number 002-14336. Incorporated by Reference.